                               FORM 8-K




                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549




                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934



   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 28, 1996



                        ANHEUSER-BUSCH COMPANIES, INC.

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




         DELAWARE                       1-7823             431162835
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE     (IRS EMPLOYER
        INCORPORATION)                  NUMBER)         IDENTIFICATION NO.)




                ONE BUSCH PLACE, ST. LOUIS, MISSOURI   63118
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (314) 577-2000
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ITEM 2 - CHANGES IN SECURITIES
- ------------------------------


On February 28, 1996, pursuant to the previously announced plan to spin-off 100% of the company's wholly owned subsidiary, The

Earthgrains Company (formerly named Campbell Taggart, Inc.), the

Board of Directors of Anheuser-Busch Companies, Inc. approved a distribution to shareholders of all the outstanding shares of common stock of Earthgrains.  The distribution was effective

March 26, 1996.  Each shareholder of record as of March 19, 1996,

received one share of Earthgrains common stock for every

twenty-five shares of Anheuser-Busch common stock held.



In connection with the spin-off, Anheuser-Busch received a

payment of $80 million from Earthgrains in partial settlement of an intercompany receivable.  The attached pro forma condensed consolidated financial statements assume receipt by

Anheuser-Busch of the $80 million payment and distribution to shareholders of shares of Earthgrains common stock.














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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------

                                                        Page of This Report
                                                        -------------------


(A) Pro Forma Condensed Financial Information


    Pro Forma Consolidated Balance Sheet at December 31, 1995           4


    Pro Forma Consolidated Statement of Income for the Year
    Ended December 31, 1995                                             5
































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
                     ANHEUSER-BUSCH COMPANIES, INC.
         UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The historical consolidated financial statements of Anheuser-Busch Companies, Inc. include as Discontinued Operations the net investment in, and operating results of the businesses constituting The Earthgrains Company (formerly known as Campbell Taggart, Inc.). The pro forma condensed consolidated balance sheet (unaudited) as of December 31, 1995 has been prepared assuming the spin-off of Earthgrains and distribution of related shares occurred as of that date. The pro forma condensed consolidated statement of income (unaudited) for the year ended December 31, 1995, has been prepared assuming the spin-off and distribution occurred as of January 1, 1995. The pro forma financial statements have been prepared by adjusting the historical statements for the estimated effect of transactions which might have occurred had the spin-off and distribution been effected as of the dates indicated.

                     ANHEUSER-BUSCH COMPANIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            DECEMBER 31, 1995
                                UNAUDITED
                          (DOLLARS IN MILLIONS)
                                                                               Anheuser-Busch
                                         Anheuser-Busch         Pro Forma      Companies,Inc.
                                         Companies, Inc.       Adjustments        Pro Forma
                                         ---------------       -----------     ---------------
ASSETS

Current Assets.........................       $1,510.6              -              $1,510.6

Investments and Other Assets...........        1,553.3           $67.0 (a)          1,620.3

Investment in Discontinued Operations..          764.0           (67.0) (a)            -
                                                                (697.0) (b)
Plant and Equipment....................        6,763.0             -                6,763.0
                                             ---------         ----------          --------
    Total..............................      $10,590.9         $(697.0)            $9,893.9
                                             =========         ==========          ========
LIABILITIES & SHAREHOLDERS EQUITY

Current Liabilities....................       $1,242.0             -               $1,242.0

Postretirement Benefits................          512.1             -                  512.1

Long-Term Debt.........................        3,270.1          $(80.0) (c)         3,190.1

Deferred Income Taxes..................        1,132.8            -                 1,132.8

Common Stock and Other Shareholders Equity     4,433.9          (697.0) (b)         3,816.9
                                                                  80.0 (c)
                                             ---------         ----------          --------
    Total.............................       $10,590.9         $(697.0)            $9,893.9
                                             =========         ==========          ========

- ----------
(a) To reflect the transfer of net pension plan assets related to pension liabilities retained by Anheuser-Busch.
(b) To reflect the distribution of Earthgrains shares to Anheuser-Busch shareholders.
(c) To reflect the repayment of debt by Anheuser-Busch using proceeds from the Earthgrains intercompany receivable payment.

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
                  ANHEUSER-BUSCH COMPANIES, INC.

         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    YEAR-ENDED DECEMBER 31, 1995
                            UNAUDITED
                     (DOLLARS IN MILLIONS)

                                                                                          Anheuser-Busch
                                                                                          Companies,Inc.
                                                         Anheuser-Busch     Pro Forma       Pro Forma
                                                         Companies,Inc.     Adjustments      Results
                                                         --------------     -----------   --------------
Net Sales............................................      $10,340.5            -         $10,340.5

Cost of Products and Services........................        6,791.0        $(8.4) (a)      6,782.6

Marketing, Distribution, Administrative and
Other Expenses, Net..................................       1,701.9          (3.6) (a)      1,694.3
                                                                             (4.0) (b)

Shutdown of Tampa Brewery............................         160.0            -              160.0

Interest Expense, net................................         225.9          (4.8) (c)        221.1
                                                           ---------       -----------     ---------

Income Before Income Taxes...........................       1,461.7          20.8           1,482.5

Provision for Income Taxes...........................         575.1           7.9 (d)         583.0
                                                           ---------       -----------     ---------
Income From Continuing Operations....................        $886.6         $12.9            $899.5
                                                           =========       ===========     =========
Earnings Per Share From Continuing Operations:
   Primary...........................................          $3.44                           $3.49
                                                           =========                        ========
   Fully Diluted.....................................          $3.42                           $3.47
                                                           =========                        ========
Weighted Average Shares Outstanding:
   Primary...........................................         257.9                           257.9
                                                           =========                        ========
   Fully Diluted.....................................         262.2                           262.2
                                                           =========                        ========

- ---------

 (a) To reflect FAS 87 income related to the retention of assets and liabilities by the Anheuser-Busch Companies Pension Plan.
 (b) To eliminate administrative expenses incurred by Anheuser-Busch on behalf of Earthgrains.
 (c) To reflect the reduction of interest expense due to debt repayment using the intercompany receivable payment received from Earthgrains. Assumes $80 million was received January 1, 1995.
 (d)  To reflect the tax effect of the pro forma adjustments.


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                              SIGNATURES




Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               ANHEUSER-BUSCH COMPANIES, INC.

                               (Registrant)



                               BY:  /s/Gerald C. Thayer
                                  -------------------------------
                                    Gerald C. Thayer
                                    Vice President and Controller















Dated:  April 8, 1996







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